SUMMARY PROSPECTUS Managers Bond Fund TICKER: MGFIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated April 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Managers Bond Fund’s (the “Fund” and “Bond Fund”) investment objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.625%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.475%

Total Annual Fund Operating Expenses	1.10%

Fee Waiver and Expense Reimbursements[1]	(0.11%)

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	0.99%

[1]

Managers Investment Group LLC (“Managers” or the “Investment Manager”) has contractually agreed, until at least April 1, 2011, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.99% of the average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through April 1, 2011. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 101	$339	$596	$1,330

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds, mortgage-related and other asset-backed securities and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) (or a similar rating from any nationally recognized statistical rating organization). The Fund may also invest in below investment grade bonds (those rated Ba1/BB+ or lower by Moody’s or S&P).

From time to time, the Fund may invest in unrated bonds, which are considered by Loomis, Sayles & Company, L.P. (the “Subadvisor” or “Loomis”) to be of comparable quality and creditworthiness as rated securities. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

Loomis applies fundamental investment research techniques when deciding which bonds to buy or sell. Typically, Loomis invests around three themes encompassing:

•	Generally seeking fixed-income securities of issuers whose credit profiles it believes are improving.

•

Significant use of securities whose price changes may not have a direct correlation with changes in interest rates. Loomis believes positive returns can be generated by having a portion of the Fund’s assets invested in this type of security rather than primarily relying on interest rate changes to generate returns.

•

Analysis of different sectors of the economy and fixed income markets and differences in the yields (“spreads”) of various fixed income securities in an effort to find securities that Loomis believes may produce attractive returns for the Fund in comparison to their risk with a preference for discounted securities with a yield advantage to the market average.

SUM015-0410

MANAGERS BOND FUND SUMMARY PROSPECTUS

In deciding which securities to buy and sell, Loomis will consider, among other things, the financial strength of the issuer of the security, current spread/yield levels, Loomis’ expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments in conjunction with Loomis’ expectations concerning the potential return of those investments. Loomis may utilize futures contracts in order to adjust the Fund’s duration.

Loomis generally prefers securities that are protected against calls (early redemption by the issuer).

Principal Risks

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Credit Risk—issuer of bonds or other debt securities may not be able to meet interest or principal payments when the bonds come due.

Currency Risk— fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

Derivatives Risk— complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

Liquidity Risk—particular investments may be difficult to sell at the best price.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

Performance

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 1.800.835.3879.

Calendar Year Total Returns as of 12/31/09

Best Quarter: 16.27% (2nd Quarter 2009)

Worst Quarter: –10.31% (3rd Quarter 2008)

Average Annual Total Returns1 as of 12/31/09

Managers Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	31.17%	5.33%	7.23%
Return After Taxes on Distributions	28.50%	3.41%	5.09%
Return After Taxes on Distributions and Sale of Fund Shares	20.04%	3.42%	4.92%
Barclays Capital U.S. Govt./Credit Index (reflects no deduction for fees, expenses, or taxes)	4.52%	4.71%	6.34%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not re reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2	Managers Investment Group

MANAGERS BOND FUND SUMMARY PROSPECTUS

Portfolio Management

Investment Manager

Managers Investment Group LLC

Subadvisor

Loomis, Sayles & Company, L.P.

Portfolio Manager

Daniel J. Fuss, Executive Vice President & Vice Chairman, Loomis; Portfolio Manager of the Fund since 1994.

Buying and Selling Fund Shares

Initial Investment Minimum

Regular Account: $2,000

Individual Retirement Account: $1,000

Additional Investment Minimum

All accounts: $100

To Place Orders

Mail:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Phone: 1.800.548.4539

Transaction Policies

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail, by phone, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Tax Information

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Special rules apply to investments through such tax-advantaged plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a con conflict of interest by in influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3